CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND
CLEARWATER SMALL COMPANIES FUND
CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2019, AS SUPPLEMENTED

The date of this Supplement is February 24, 2020.

There have been certain changes to the portfolio managers for the Clearwater Core Equity Fund (“Core Equity Fund”) and Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”). Specifically, Jacques A. Friedman of AQR Capital Management, LLC (“AQR”) no longer serves as portfolio manager of the Core Equity Fund and Michele L. Aghassi and Lars N. Nielsen of AQR now serve as portfolio managers of the Core Equity Fund. In addition, Todd S. Emerson, Kevin P. O’Brien and Kurt van Kuller of Sit Fixed Income Advisors II, LLC (“Sit”) serve as portfolio managers of the Tax-Exempt Bond Fund. Additionally, Karen Rau has been appointed to serve as Clearwater Investment Trust’s Secretary and Interim Chief Compliance Officer.

Accordingly, the Prospectus is amended as follows.

1.	The row corresponding to AQR in the section titled “Summary Section – Clearwater Core Equity Fund – Fund Adviser and Portfolio Managers” is deleted and replaced with the following:

Subadvisers	Portfolio Managers	Period of Service
AQR	Clifford S. Asness, Managing and Founding Principal Michele L. Aghassi, Principal Andrea Frazzini, Principal Ronen Israel, Principal Lars N. Nielsen, Principal	Messrs. Asness, Frazzini, and Israel have been portfolio managers of the Fund since 2015. Ms. Aghassi and Mr. Nielsen have been portfolio managers of the Fund since 2020.

2.	The row corresponding to Sit in the section titled “Summary Section – Clearwater Tax-Exempt Bond Fund – Fund Adviser and Portfolio Managers” is deleted and replaced with the following:

Subadvisers	Portfolio Managers	Period of Service
Sit	Paul J. Jungquist, CFA, CPA, Vice President Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Mr. Jungquist has been portfolio manager of the Fund since 1999. Messrs. Emerson, O’Brien and Kuller have been portfolio managers of the Fund since 2019.

3.	The row corresponding to Mr. Friedman in the section titled “Management – The Portfolio Managers” is deleted and replaced with the following:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	AQR	Michele L. Aghassi	2020

Michele L. Aghassi, Ph.D., is a Principal of AQR. Dr. Aghassi joined AQR in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.

Core Equity Fund	AQR	Lars N. Nielsen	2020

Lars N. Nielsen, M.Sc., is a Principal of AQR. Mr. Nielsen joined AQR in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and a M.Sc. in economics from the University of Copenhagen.

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4.	The following rows are added to the section titled “Management – The Portfolio Managers” after the first Tax-Exempt Bond Fund entry:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Tax-Exempt Bond Fund	Sit	Todd S. Emerson, CFA	2019	Vice President of Sit Fixed Income since 2014, and Research Analyst with Sit Fixed Income since 2006.

Tax-Exempt Bond Fund	Sit	Kevin P. O’Brien, CFA	2019	Vice President of Sit Fixed Income since 2018, and Municipal Bond Trader and Research Analyst with Sit Fixed Income since 2008.
Tax-Exempt Bond Fund	Sit	Kurt van Kuller, CFA	2019

Vice President and Portfolio Manager of Sit Fixed Income since 2018. Prior to joining Sit, he served as Managing Director of credit and public finance at MUFG Union Bank in Los Angeles, CA from 2010 through 2018.

5.	All references to Mr. Friedman in the Prospectus are deleted.

6.	On the back cover, the row corresponding to Stephen G. Simon in the section titled “EXECUTIVE OFFICERS” is deleted and replaced with the following:

Karen P. Rau, Secretary

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND
CLEARWATER SMALL COMPANIES FUND
CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2019, AS SUPPLEMENTED

The date of this Supplement is February 24, 2020.

There have been certain changes to the portfolio managers for the Clearwater Core Equity Fund (“Core Equity Fund”) and Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”). Specifically, Jacques A. Friedman of AQR Capital Management, LLC (“AQR”) no longer serves as portfolio manager of the Core Equity Fund and Michele L. Aghassi and Lars N. Nielsen of AQR now serve as portfolio managers of the Core Equity Fund. In addition, Todd S. Emerson, Kevin P. O’Brien and Kurt van Kuller of Sit Fixed Income Advisors II, LLC (“Sit”) serve as portfolio managers of the Tax-Exempt Bond Fund. Additionally, Karen Rau has been appointed to serve as Clearwater Investment Trust’s Secretary and Interim Chief Compliance Officer.

Accordingly, the SAI is amended as follows.

1.

The row corresponding to Mr. Friedman in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing” is deleted and replaced with the following:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Michele L. Aghassi*	Core Equity Fund

Other Registered Investment Companies: 12 funds with approximately $11.5 billion in assets, including 2 funds with a performance based fee and approximately $187 million in assets.

Other Pooled Investment Vehicles: 13 pools with approximately $7.1 billion in assets, including 10 pools with a performance based fee and approximately $4.9 billion in assets.

Other Accounts: 13 accounts with approximately $4.8 billion in assets, including 4 accounts with a performance based fee and approximately $1.8 billion in assets.

Lars N. Nielsen*	Core Equity Fund

Other Registered Investment Companies: 27 funds with approximately $12.5 billion in assets.

Other Pooled Investment Vehicles: 51 pools with approximately $21.0 billion in assets, including 46 pools with a performance based fee and approximately $18.5 billion in assets.

Other Accounts: 49 accounts with approximately $25.4 billion in assets, including 17 accounts with a performance based fee and approximately $7.8 billion in assets.

*              Data for this portion of the table is as of December 31, 2019.

2.	In the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing” the following rows are added below the entry for Paul J. Jungquist:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Todd S. Emerson, CFA*	Tax-Exempt Bond Fund

Other Registered Investment Companies: 3 funds with approximately $1.6 billion in assets.

Other Pooled Investment Vehicles: 1 pool with approximately $9.3 million in assets.

Other Accounts: 2 other accounts with approximately $84.2 million in assets.

Kevin P. O’Brien, CFA*	Tax-Exempt Bond Fund

Other Registered Investment Companies: 3 funds with approximately $1.6 billion in assets.

Other Pooled Investment Vehicles: 1 pool with approximately $9.3 million in assets.

Other Accounts: 13 accounts with approximately $156.1million in assets.

Kurt van Kuller, CFA*	Tax-Exempt Bond Fund	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 2 accounts with approximately $20 million in assets.

*              Data for this portion of the table is as of December 31, 2019.

3.

The row corresponding to AQR’s portfolio managers of the Core Equity Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” is deleted and replaced with the following:

Portfolio Manager	Fund	Conflict of Interest

Clifford S. Asness Michele L. Aghassi Andrea Frazzini Ronen Israel Lars N. Nielsen	Core Equity Fund

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Portfolio Manager	Fund	Conflict of Interest

A number of potential conflicts of interest may arise as a result of AQR’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Portfolio Manager	Fund	Conflict of Interest

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.

Portfolio Manager	Fund	Conflict of Interest

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

4.

The row corresponding to Sit’s portfolio managers of the Tax-Exempt Bond Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” is deleted and replaced with the following:

Portfolio Manager	Fund	Conflict of Interest

Paul J. Jungquist, CFA, CPA Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Tax-Exempt Bond Fund

Sit and its affiliates provide similar fee based investment management services to other clients, including clients that may be affiliated with Fiduciary Counselling, Inc. Sit’s other clients may have investment objectives and strategies similar the Fund. Sit is subject to various conflicts of interest in the performance of its duties and obligations in connection with Fund’s investments and the investments of the other client accounts managed by Sit. Such conflicts include: the advice and action taken with respect to the Fund’s investments may differ from the advice given or the timing or nature of action taken with respect to other clients; and the allocation of management time, resources, investment opportunities and aggregated transactions among the clients’ accounts including the Fund. Conflicts of interest may be heightened by the existence of performance based fees and Sit’s proprietary investments. Sit has adopted policies and procedures designed to address these conflicts to ensure that whenever conflicts of interest arise Sit will endeavor to exercise its discretion in a manner that it believes is equitable to all interested persons.

5.

The row corresponding to AQR’s portfolio managers of the Core Equity Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” is deleted and replaced with the following:

Portfolio Manager	Fund	Compensation Structure

Clifford S. Asness Andrea Frazzini Michele L. Aghassi Lars N. Nielsen Ronen Israel	Core Equity Fund

The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

6.

The row corresponding to Sit’s portfolio managers of the Tax-Exempt Bond Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” is deleted and replaced with the following:

Portfolio Manager	Fund	Compensation Structure

Paul J. Jungquist, CFA, CPA Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Tax-Exempt Bond Fund

The portfolio managers are employees of Sit and receive compensation from Sit. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of Sit. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of subjective and objective factors, including: the annual composite investment performance (pre-tax) of Sit’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (which may include the primary benchmark of the Fund); Sit’s growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit; and the quality of investment research efforts. Contributions made to Sit’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations. The portfolio managers own equity interests in Sit.

7.	The row corresponding to Mr. Friedman in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Fund	Ownership
Michele L. Aghassi*	Core Equity Fund	A
Lars N. Nielsen*	Core Equity Fund	A

* Data for this portion of the table is as of December 31, 2019.

8.	In the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers” the following rows are added below the entry for Paul J. Jungquist:

Portfolio Manager	Fund	Ownership
Todd S. Emerson, CFA*	Tax-Exempt Bond Fund	A
Kevin P. O’Brien, CFA*	Tax-Exempt Bond Fund	A
Kurt van Kuller, CFA*	Tax-Exempt Bond Fund	A

* Data for this portion of the table is as of December 31, 2019.

9.	All references to Mr. Friedman in the SAI are deleted.

10.

The row corresponding to Stephen G. Simon in the section titled “EXECUTIVE OFFICERS AND TRUSTEES – Information about the Funds’ Executive Officers and Interested Trustees” is deleted and replaced with the following:

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Karen P. Rau (60) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Interim Chief Compliance Officer	As Secretary: Tenure: 2020 – Present Term: Reappointed Annually As Interim Chief Compliance Officer: Tenure: 2020 – Present Term: Reappointed Annually	Senior Compliance Analyst, Fiduciary Counselling, Inc. (August 2016 – Present), Regional Manager, Fifth Third Bank (October 2013 – July 2016)	N/A	N/A

11.	On the back cover, the row corresponding to Stephen G. Simon in the section titled “EXECUTIVE OFFICERS” is deleted and replaced with the following:

Karen P. Rau, Secretary

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.